EXHIBIT 99.1



                         Camden Property Trust Announces
              Fourth Quarter and Full Year 2005 Operating Results

    HOUSTON--(BUSINESS WIRE)--Feb. 1, 2006--Camden Property Trust (NYSE:CPT) announced that its Funds from Operations ("FFO") for the fourth quarter of 2005 totaled $0.84 per diluted share or $49.5 million, as compared to $0.86 per diluted share or $38.2 million reported for the fourth quarter of 2004. FFO for the twelve months ended December 31, 2005 totaled $3.47 per diluted share or $195.3 million, as compared to $3.24 per diluted share or $143.7 million reported for the same period in 2004. FFO for the twelve months ended December 31, 2005 included a $0.43 per diluted share impact from the sale of technology investments and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income of $12.9 million or $0.23 per diluted share for the fourth quarter of 2005, which included a $0.21 per diluted share gain on sale of land, joint venture properties and discontinued operations. Net income for the fourth quarter of 2004 was $18.5 million or $0.43 per diluted share, and included a $0.23 per diluted share gain on sale of land and discontinued operations. For the twelve months ended December 31, 2005, net income totaled $199.1 million or $3.58 per diluted share compared to $41.3 million or $0.98 per diluted share for the same period in 2004. Net income for the twelve months ended December 31, 2005 included a $3.20 per diluted share impact from gain on sale of properties, land and discontinued operations, a $0.43 per diluted share impact from the sale of technology investments, a $0.57 per diluted share charge related to the amortization of acquired in place leases, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. A reconciliation of net income ("EPS") to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 48,014 apartment homes included in consolidated same-property results, fourth quarter 2005 same-property net operating income ("NOI") growth was 6.1% compared to the fourth quarter of 2004, with revenues increasing 6.7% and operating expenses increasing 7.7%. On a sequential basis, fourth quarter 2005 same-property NOI increased 2.5% compared to third quarter 2005, with revenues increasing 1.2% and expenses declining 0.7% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 3.5%, with revenue growth of 4.0% and expense growth of 4.7% compared to the same period in 2004. Same-property physical occupancy levels for the combined portfolio averaged 96.1% during the fourth quarter of 2005, compared to 93.6% in the fourth quarter of 2004 and 96.0% in the third quarter of 2005.
    For the 37,336 apartment homes included in Camden's same-property results, fourth quarter 2005 revenues increased 6.0% while operating expenses increased 6.1%, producing a 5.9% increase in same-property net operating income ("NOI") compared to the fourth quarter of 2004. On a sequential basis, fourth quarter 2005 same-property NOI increased 3.0% compared to the third quarter of 2005, with revenues increasing 1.3% and expenses declining 1.0% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 3.3%, with revenue growth of 3.4% and expense growth of 3.4% compared to the same period in 2004.
    For the 10,678 same-property apartment homes acquired from Summit, fourth quarter 2005 revenues increased 8.7% while operating expenses increased 13.1%, producing a 6.6% increase in same-property net operating income ("NOI") compared to the fourth quarter of 2004. On a sequential basis, fourth quarter 2005 same-property NOI increased by 1.4% compared to the third quarter of 2005, with revenues increasing 1.0% and expenses increasing 0.4% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 4.0%, with revenue growth of 5.7% and expense growth of 9.3% compared to the same period in 2004.
    A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    The Company had ten projects under construction or in lease-up at year-end. Lease-ups continued during the quarter at three communities:
Camden Farmers Market II in Dallas, TX (67% leased); Camden Fairfax Corner in Fairfax, VA (28% leased); and Camden Westwind in Ashburn, VA (31% leased). Lease-up began during the quarter at Camden Manor Park in Raleigh, NC, and the community is currently 14% leased. The remaining six communities under construction are expected to begin lease-ups during 2006.

    Acquisition/Disposition Activity

    During the quarter, the Company completed the acquisition of Camden Gaines Ranch, a 390-home apartment community in Austin, TX for $43.0 million. Subsequent to quarter-end, the Company acquired the remaining joint venture membership interest in Camden Westwind, a 464-home apartment community currently under development in Ashburn, VA.
    Dispositions during the quarter included three joint venture properties: Oasis Suites, a 409-home apartment community in Las Vegas, NV; Oasis Heritage, a 720-home apartment community in Las Vegas, NV; and Summit Green, a 300-home apartment community in Charlotte, NC for a combined total of $107.8 million. Camden's pro-rata share of the dispositions totaled $22.9 million. Additionally, during the quarter the Company disposed of 17.6 acres of undeveloped land in Houston, TX and Dallas, TX for a total of $6.8 million.

    Properties and Land Held for Sale

    At year-end, Camden had seven operating communities consisting of 2,956 apartment homes classified as held for sale. These properties included: Camden Live Oaks, a 770-home apartment community in Tampa, FL; Camden Trails, a 264-home apartment community in Dallas, TX; Camden Highlands, a 160-home apartment community in Dallas, TX; Camden Pass, a 456-home apartment community in Tucson, AZ; Camden View, a 365-home apartment community in Tucson, AZ; Camden Wilshire, a 536-home apartment community in Houston, TX; and Summit Brickell, a 405-home apartment community in Miami, FL. The Company also had 12.2 acres of undeveloped land in Southeast Florida, Dallas, TX and Long Beach, CA classified as held for sale at year-end.
    Subsequent to year-end, Camden disposed of the following assets:
Camden Highlands, a 160-home apartment community in Dallas, TX; Summit Creek, a 260-home joint venture apartment community in Charlotte, NC; and Summit Hill, a 411-home joint venture apartment community in Raleigh, NC.

    Earnings Guidance

    The Company provided initial guidance for 2006 of FFO between $3.45 and $3.65 per diluted share and EPS between $0.82 and $1.02 per diluted share. The 2006 guidance is based on projections of same-property NOI growth between 4.0% and 6.0%, acquisitions of $200-$300 million, dispositions of $475-$600 million and new development starts of $350-$500 million. The Company also provided guidance for the first quarter of 2006 of $0.82 to $0.90 per diluted share for FFO and $0.16 to $0.24 per diluted share for EPS. Camden updates its earnings guidance to the market on a quarterly basis. Additional information on the Company's 2006 financial outlook and a reconciliation of expected net income to expected FFO are included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Thursday, February 2, 2006 at 8:00 a.m. Central Time to review its fourth quarter and full year 2005 results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567 (international) by 7:50 a.m. Central Time and request the Camden Property Trust Fourth Quarter Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 188 properties containing 64,749 apartment homes across the United States. Upon completion of nine properties under development, the Company's portfolio will increase to 67,960 apartment homes in 197 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.



CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------
(Unaudited)                   Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------- -------------------
OPERATING DATA                  2005      2004     2005(a)    2004
--------------                ------------------- -------------------
Property revenues
Rental revenues               $131,111   $90,849  $481,096  $359,362
Other property revenues         11,278     7,987    42,994    32,171
                              ------------------- -------------------
   Total property revenues     142,389    98,836   524,090   391,533

Property expenses
Property operating and
 maintenance                    39,493    29,776   147,009   117,096
Real estate taxes               14,580    10,205    56,432    42,531
                              ------------------- -------------------
   Total property expenses      54,073    39,981   203,441   159,627

Non-property income
Fee and asset management         1,983     2,548    12,912     9,187
Sale of technology
 investments                         7         -    24,206       863
Interest and other income          972     3,938     7,373    11,074
                              ------------------- -------------------
   Total non-property income     2,962     6,486    44,491    21,124

Other expenses
Property management              4,795     3,412    16,145    11,924
Fee and asset management         1,898     1,011     6,897     3,856
General and administrative       6,828     6,136    24,845    18,536
Transaction compensation and
 merger expenses                     -         -    14,085         -
Impairment provisions on
 technology investments            130         -       130         -
Interest                        30,132    19,513   111,548    79,214
Amortization of deferred
 financing costs                   867       447     3,739     2,697
Amortization of acquired in
 place leases                   10,172         -    32,333         -
Depreciation and amortization   35,515    24,274   131,799    97,969
                              ------------------- -------------------
   Total other expenses         90,337    54,793   341,521   214,196
                              ------------------- -------------------

Income from continuing
 operations before gain on
 sale of properties,
 impairment loss on sale of
 land, equity in income of
 joint ventures and minority
 interests                         941    10,548    23,619    38,834
Gain on sale of properties,
 including land                    797       387   132,914     1,642
Impairment loss on sale of
 land                             (339)        -      (339)        -
Equity in income of joint
 ventures                       11,521        97    10,049       356
Income allocated to minority
 interests
  Distributions on perpetual
   preferred units              (1,750)   (2,111)   (7,028)  (10,461)
  Original issuance costs on
   redeemed perpetual
   preferred units                   -         -      (365)     (745)
  Income allocated to common
   units and other minority
   interests                      (592)     (798)   (2,643)   (2,720)
                              ------------------- -------------------
Income from continuing
 operations                     10,578     8,123   156,207    26,906
  Income from discontinued
   operations                    2,245     2,402     6,748     7,767
  Income from discontinued
   operations allocated to
   common units                      4    (1,384)      (44)   (1,540)
  Impairment loss on land
   held for sale                     -         -         -    (1,143)
  Gain on sale of
   discontinued operations          60     9,351    36,175     9,351
                              ------------------- -------------------
Net income                     $12,887   $18,492  $199,086   $41,341
                              =================== ===================

PER SHARE DATA
--------------
  Net income - basic             $0.24     $0.44     $3.83     $1.00
  Net income - diluted            0.23      0.43      3.58      0.98
  Income from continuing
   operations - basic             0.20      0.19      3.00      0.65
  Income from continuing
   operations - diluted           0.19      0.19      2.82      0.64

Weighted average number of
 common and common equivalent
 shares outstanding:
  Basic                         54,097    41,588    52,000    41,430
  Diluted                       56,869    42,622    56,313    42,426

PROPERTY DATA
-------------
  Total operating properties
   (end of period) (b)             191       144       191       144
  Total operating apartment
   homes in operating
   properties (end of
   period) (b)                  65,580    51,456    65,580    51,456
  Total operating apartment
   homes (weighted average)     57,120    47,353    55,056    47,118
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)           54,164    43,376    51,847    43,132


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)
----------------------------------------------------------------------
(Unaudited)                   Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------- -------------------
FUNDS FROM OPERATIONS           2005      2004     2005(a)    2004
---------------------         ------------------- -------------------

  Net income                   $12,887   $18,492  $199,086   $41,341
  Real estate depreciation and
   amortization from
   continuing operations        45,088    23,742   161,655    96,125
  Real estate depreciation
   from discontinued
   operations                    1,063     1,610     7,122     8,214
  Adjustments for
   unconsolidated joint
   ventures                      1,049       527     4,298     2,097
  Income from continuing
   operations allocated to
   common units                    550       798     2,471     2,720
  Income from discontinued
   operations allocated to
   common units                     (4)    1,384        44     1,540
  (Gain) on sale of operating
   properties                        -         -  (132,117)        -
  (Gain) on sale of
   discontinued operations           -    (8,368)  (36,104)   (8,368)
  (Gain) on sale of joint
   venture properties          (11,165)        -   (11,165)        -
                              ------------------- -------------------
     Funds from operations -
      diluted                  $49,468   $38,185  $195,290  $143,669
                              =================== ===================

PER SHARE DATA
--------------
  Funds from operations -
   diluted                       $0.84     $0.86     $3.47     $3.24
  Cash distributions              0.64      0.64      2.54      2.54

Weighted average number of
 common and common equivalent
 shares outstanding:
     FFO - diluted              58,741    44,497    56,313    44,302

PROPERTY DATA
-------------
  Total operating properties
   (end of period) (b)             191       144       191       144
  Total operating apartment
   homes in operating
   properties (end of
   period) (b)                  65,580    51,456    65,580    51,456
  Total operating apartment
   homes (weighted average)     57,120    47,353    55,056    47,118
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)           54,164    43,376    51,847    43,132


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)
----------------------------------------------------------------------
(Unaudited)      Dec 31,    Sep 30,    Jun 30,    Mar 31,    Dec 31,
                  2005       2005       2005       2005       2004
               -------------------------------------------------------
ASSETS
Real estate
 assets, at
 cost
  Land           $646,854   $660,748   $657,433   $655,321   $399,054
  Buildings
   and
   improve-
   ments        3,840,969  3,881,682  3,839,732  3,810,003  2,511,195
               -------------------------------------------------------
                4,487,823  4,542,430  4,497,165  4,465,324  2,910,249
  Accumulated
   depre-
   ciation       (716,650)  (713,991)  (694,120)  (658,683)  (688,333)
               -------------------------------------------------------
    Net
     operating
     real
     estate
     assets     3,771,173  3,828,439  3,803,045  3,806,641  2,221,916
  Properties
   under
   development,
   including
   land           372,976    377,787    368,022    348,202    176,769
  Investment in
   joint
   ventures         6,096      6,937     11,830     11,985      9,641
  Properties
   held for
   sale           172,112     51,741     39,930     72,338     62,418
               -------------------------------------------------------
    Total real
     estate
     assets     4,322,357  4,264,904  4,222,827  4,239,166  2,470,744
Accounts
 receivable -
 affiliates        34,084     35,313     35,084     33,587     31,380
Notes
 receivable
  Affiliates       11,916     11,505     11,108     10,729     10,367
  Other            13,261     24,865     32,283     32,274     44,547
Other assets,
 net (a)           99,516    100,080    101,475     95,941     66,164
Cash and cash
 equivalents        1,576      1,076      6,432      6,351      2,253
Restricted cash     5,089      5,829      6,375      5,835      3,909
               -------------------------------------------------------
    Total
     assets    $4,487,799 $4,443,572 $4,415,584 $4,423,883 $2,629,364
               =======================================================

LIABILITIES AND
 SHAREHOLDERS'
 EQUITY
Liabilities
  Notes payable
    Unsecured  $2,007,164 $1,903,094 $1,860,107 $1,900,710 $1,407,208
    Secured       625,927    661,723    672,557    675,473    169,197
Accounts
 payable and
 accrued
 expenses         108,979    102,231    104,216    101,576     49,192
Accrued real
 estate taxes      26,070     39,740     29,510     17,179     27,324
Other
 liabilities (b)   88,811     84,835     62,753     58,432     47,949
Distributions
 payable           38,922     38,933     39,513     15,223     30,412
               -------------------------------------------------------
    Total
     liabil-
     ities      2,895,873  2,830,556  2,768,656  2,768,593  1,731,282

Commitments and
 contingencies

Minority
 interests
  Perpetual
   preferred
   units           97,925     97,925     97,925     97,925    115,060
  Common units    112,637    115,190    118,119    121,734     44,507
  Other
   minority
   interests       10,461     10,425      9,878      9,880          -
               -------------------------------------------------------
    Total
     minority
     interests    221,023    223,540    225,922    229,539    159,567

Shareholders'
 equity
  Common shares
   of
   beneficial
   interest           608        607        606        605        486
  Additional
   paid-in
   capital      1,915,623  1,913,930  1,910,750  1,903,541  1,348,848
  Distributions
   in excess of
   net income    (295,074)  (273,609)  (236,954)  (224,533)  (361,973)
  Unearned
   restricted
   share awards   (13,028)   (14,217)   (15,732)   (15,185)   (13,023)
  Employee
   notes
   receivable      (2,078)    (2,087)    (2,084)    (3,097)         -
  Treasury
   shares, at
   cost          (235,148)  (235,148)  (235,580)  (235,580)  (235,823)
               -------------------------------------------------------
    Total
     share-
     holders'
     equity     1,370,903  1,389,476  1,421,006  1,425,751    738,515
               -------------------------------------------------------
    Total
     liabil-
     ities and
     share-
     holders'
     equity    $4,487,799 $4,443,572 $4,415,584 $4,423,883 $2,629,364
               =======================================================

(a) includes:
  net deferred
   charges of:    $13,061    $13,757    $14,266    $13,386    $11,361
  value of in
   place leases
   of:             $1,363    $10,561    $18,995    $29,186          -

(b) includes:
  deferred
   revenues of:      $994     $1,120     $1,250     $1,704     $2,280
  above/below
   market
   leases of:         $90       $889     $1,675     $2,537          -


CAMDEN                                          2006 Financial Outlook
                                                as of February 1, 2006
----------------------------------------------------------------------
(Unaudited)

2005 Reported FFO, Adjusted for Non-Routine Items
----------------------------------------------------------------------
                                            Total        Per Share
                                        -------------- --------------
2005 Reported FFO                            $195,290          $3.47
Adjustments for non-routine items:
  Less: Sale of technology investments        (24,206)         (0.43)
  Less: Amortization of Summit above and
   below market leases                         (2,763)         (0.05)
  Plus: Transaction compensation and
   merger expenses                             14,085           0.25
  Plus: Joint venture prepayment
   penalties and preferred redemption
   charges                                      2,388           0.04
                                        -------------- --------------
2005 FFO adjusted for non-routine items      $184,794          $3.28

2005 Fully Diluted Shares Outstanding -
 FFO                                                          56,313


2006 Financial Outlook
----------------------------------------------------------------------
Earnings Guidance - Per Diluted Share
  Expected net income per share - diluted         $0.82 to $1.02
  Expected real estate depreciation                   $2.49
  Expected adjustments for unconsolidated
   joint ventures                                     $0.05
  Expected income allocated to common units           $0.09
                                             ------------------------
  Expected FFO per share - diluted                $3.45 to $3.65

"Same Property" Communities
  Revenue Growth                                  4.25% to 5.25%
  Expense Growth                                  4.00% to 5.00%
  Net Operating Income Growth                     4.00% to 6.00%
  Physical Occupancy                                   95%
  -- Impact from 1.0% change in NOI Growth is
   $0.05 / share

Acquisitions/Dispositions
  Dispositions (Held for Sale at 12/31/05)     $275 to $300 million
  Future Dispositions Volume                   $200 to $300 million
  Future Acquisitions Volume                   $200 to $300 million

Development
  Development Starts (100% owned)              $200 to $300 million
  Development Starts (joint venture)           $150 to $200 million
  2006 Projected Development FFO dilution        $4 to $5 million

Non-Property Income
  Non-Property Income, Net                      $12 to $14 million
    Includes: Fee and asset management
     income, net of expenses and
     Interest and other income

  Gain on Sale of Undeveloped Land                 $10 million

Corporate Expenses
  General and Administrative and Property
   Management Expense Growth                           6.0%

Debt
  Capitalized Interest                             $22 million
  Expensed Interest                                $125 million
  LIBOR                                           4.5% to 5.25%


Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.


CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

----------------------------------------------------------------------
(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.


FFO
----------------------------------------------------------------------
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from of depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                              Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------- -------------------
                                2005      2004      2005      2004
                              ------------------- -------------------
Net income                     $12,887   $18,492  $199,086   $41,341
Real estate depreciation and
 amortization from continuing
 operations                     45,088    23,742   161,655    96,125
Real estate depreciation from
 discontinued operations         1,063     1,610     7,122     8,214
Adjustments for unconsolidated
 joint ventures                  1,049       527     4,298     2,097
Income from continuing
 operations allocated to
 common units                      550       798     2,471     2,720
Income from discontinued
 operations allocated to
 common units                       (4)    1,384        44     1,540
(Gain) on sale of operating
 properties                          -         -  (132,117)        -
(Gain) on sale of discontinued
 operations                          -    (8,368)  (36,104)   (8,368)
(Gain) on sale of joint
 venture properties            (11,165)        -   (11,165)        -
                              ------------------- -------------------
  Funds from operations -
   diluted                     $49,468   $38,185  $195,290  $143,669
                              =================== ===================

Weighted average number of
 common and common equivalent
 shares outstanding:
  EPS diluted                   56,869    42,622    56,313    42,426
  FFO diluted                   58,741    44,497    56,313    44,302

Net income per common share -
 diluted                         $0.23     $0.43     $3.58     $0.98
FFO per common share - diluted   $0.84     $0.86     $3.47     $3.24


Expected FFO
----------------------------------------------------------------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:


                                   1Q06 Range          2006 Range
                                 Low       High       Low      High
                              -------------------- ------------------

Expected net income per share
 - diluted                        $0.16     $0.24     $0.82    $1.02
Expected real estate
 depreciation                      0.63      0.63      2.49     2.49
Expected adjustments for
 unconsolidated joint ventures     0.01      0.01      0.05     0.05
Expected income allocated to
 common units                      0.02      0.02      0.09     0.09
Expected (gain) on sale of
 properties held in joint
 ventures                          0.00      0.00      0.00     0.00
Expected (gain) on sale of
 properties and properties
 held for sale                     0.00      0.00      0.00     0.00
                              -------------------- ------------------
Expected FFO per share -
 diluted                          $0.82     $0.90     $3.45    $3.65


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.


Net Operating Income (NOI)
----------------------------------------------------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:


                              Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------- -------------------
                                2005      2004      2005      2004
                              ------------------- -------------------
Net income                     $12,887   $18,492  $199,086   $41,341
Fee and asset management        (1,983)   (2,548)  (12,912)   (9,187)
Sale of technology investments      (7)        -   (24,206)     (863)
Interest and other income         (972)   (3,938)   (7,373)  (11,074)
Property management expense      4,795     3,412    16,145    11,924
Fee and asset management
 expense                         1,898     1,011     6,897     3,856
General and administrative
 expense                         6,828     6,136    24,845    18,536
Transaction compensation and
 merger expenses                     -         -    14,085         -
Impairment provisions on
 technology investments            130         -       130         -
Interest expense                30,132    19,513   111,548    79,214
Amortization of deferred
 financing costs                   867       447     3,739     2,697
Amortization of acquired in
 place leases                   10,172         -    32,333         -
Depreciation and amortization   35,515    24,274   131,799    97,969
Gain on sale of properties,
 including land                   (797)     (387) (132,914)   (1,642)
Impairment loss on sale of
 land                              339         -       339         -
Impairment loss on land held
 for sale                            -         -         -     1,143
Equity in income of joint
 ventures                      (11,521)      (97)  (10,049)     (356)
Distributions on perpetual
 preferred units                 1,750     2,111     7,028    10,461
Original issuance costs on
 redeemed perpetual preferred
 units                               -         -       365       745
Income allocated to common
 units and other minority
 interests                         592       798     2,643     2,720
Income from discontinued
 operations                     (2,245)   (2,402)   (6,748)   (7,767)
Income from discontinued
 operations allocated to
 common units                       (4)    1,384        44     1,540
Gain on sale of discontinued
 operations                        (60)   (9,351)  (36,175)   (9,351)
                              ------------------- -------------------
   Net Operating Income (NOI)  $88,316   $58,855  $320,649  $231,906

CPT-"Same Property"
 Communities                   $50,890   $48,037  $198,964  $192,568
Summit-"Same Property"
 Communities                    22,036         -    72,066         -
CPT Non-"Same Property"
 Communities                     7,396     4,387    20,558    13,416
Summit Non-"Same Property"
 Communities                     6,309         -    19,009         -
Development and Lease-Up
 Communities                       335         -       258         -
Dispositions / Other             1,350     6,431     9,794    25,922
                              ------------------- -------------------
  Net Operating Income (NOI)   $88,316   $58,855  $320,649  $231,906


EBITDA
----------------------------------------------------------------------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:


                              Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------- -------------------
                                2005      2004      2005      2004
                              ------------------- -------------------
Net income                     $12,887   $18,492  $199,086   $41,341
Impairment provisions on
 technology investments            130         -       130         -
Interest expense                30,132    19,513   111,548    79,214
Amortization of deferred
 financing costs                   867       447     3,739     2,697
Amortization of acquired in
 place leases                   10,172         -    32,333         -
Depreciation and amortization   35,515    24,274   131,799    97,969
Distributions on perpetual
 preferred units                 1,750     2,111     7,028    10,461
Original issuance costs on
 redeemed perpetual preferred
 units                               -         -       365       745
Income allocated to common
 units and other minority
 interests                         592       798     2,643     2,720
Real estate depreciation from
 discontinued operations         1,063     1,610     7,122     8,214
Gain on sale of properties,
 including land                   (797)     (387) (132,914)   (1,642)
Impairment loss on sale of
 land                              339         -       339         -
Impairment loss on land held
 for sale                            -         -         -     1,143
Equity in income of joint
 ventures                      (11,521)      (97)  (10,049)     (356)
Gain on sale of discontinued
 operations                        (60)   (9,351)  (36,175)   (9,351)
Income from discontinued
 operations allocated to
 common units                       (4)    1,384        44     1,540
                              ------------------- -------------------
 EBITDA                        $81,065   $58,794  $317,038  $234,695




    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549